EXHIBIT 10.18
AMENDMENT AGREEMENT
     THIS AMENDMENT AGREEMENT is made as of December 8, 2005, by and between Century Aluminum Company, a Delaware corporation (the “Company”), and E. Jack Gates (the “Executive”).
RECITALS
     A. The Company and the Executive are parties to an Employment Agreement, made as of October 14, 2003, pursuant to which the parties agreed that the Company would employ Executive as Executive Vice President and Chief Operating Officer (the “Employment Agreement”).
     B. Pursuant to the terms of the Employment Agreement, Executive’s employment would terminate no later than December 31, 2005, unless extended by the mutual agreement of the parties.
     C. The Company desires to extend the term of the Employment Agreement until December 31, 2006, and to reflect Executive’s current Base Salary in the Agreement.
     D. Executive is willing to continue his employment on the terms and conditions set forth in this Amendment Agreement.
     E. The Company and Executive are also parties to an Amended and Restated Severance Protection Agreement made as of August 1, 2005, (the “SPA”). The Company and Executive wish to conform the termination date of the SPA with the termination date of the Employment Agreement.
     THE PARTIES AGREE AS FOLLOWS:
     1. Term of Employment. Section 1. of the Employment Agreement is hereby amended by substituting “December 31, 2006” for “December 31, 2005” in line two.
     2. Base Salary. Section 2.1 (a) (i) of the Employment Agreement is hereby amended by substituting “$28,542” for “$25,000” in line one and “$342,500” for “$300,000” in line six.
     3. Term of Amended and Restated Severance Protection Agreement. Section 1 of the SPA shall be amended to substituting “January 1, 2007” for “January 1, 2006” in line two and “2007” for “2006” in line three thereof.

     4. Incorporation of Amendment Agreement and SPA. Except as explicitly set forth in this Amendment Agreement, the parties do not intend to modify the terms and conditions of the Employment Agreement or the SPA, those terms and conditions shall remain in full force and effect, and they shall be incorporated into this Amendment Agreement by this reference.
CENTURY ALUMINUM COMPANY

By:	/s/ Gerald J. Kitchen

Title:	Executive Vice President
     /s/ E. Jack Gates

E. Jack Gates